DRYDEN TAX-FREE MONEY FUND

Supplement Dated May 27, 2005
Prospectus Dated April 7, 2005


The Board of Directors of Dryden Tax-Free Money Fund (the Fund) has recently approved a proposal to redeem all of the outstanding shares of each class of the Fund. Under the proposal, shareholders of the Fund will receive the net asset value of their redeemed shares. Specific information and details concerning the redemptions will be sent to shareholders shortly.

It is anticipated that the redemption of the Fund's shares will be initiated and completed on or about September 2, 2005.



















MF103C1